Exhibit 99.1

BPO MANAGEMENT SERVICES TO MERGE WITH HEALTHAXIS
Post-Merger, BPOMS Projects Combined Annual Revenue Run Rate of $50 Million

ANAHEIM, Calif. and IRVING, Texas, September 8, 2008 /-- BPO Management Services Inc. (OTC BB BPOM) and Healthaxis Inc. (NASDAQ:  HAXS) announced today a definitive agreement under which BPO Management Services (BPOMS) will acquire Healthaxis.  As a result of the transaction, Healthaxis will become the Healthcare division of BPOMS, complementing BPOMS’ existing operations for Human Resources Outsourcing (HRO) consulting, Enterprise Content Management (ECM), and IT infrastructure outsourcing (ITO).

Healthaxis is an innovative provider of technology-enhanced, integrated business process solutions and services, including claims and benefit administration applications, web-enabled software solutions and outsourced claims related services for health benefit administrators and health insurance claims processors.  Healthaxis is one of the industry’s longest serving providers of ASP hosted healthcare IT solutions and BPO services, dating back over 30 years.

BPO Management Services is a business process outsourcing (BPO) service provider that offers a diversified range of on-demand services, including Human Resources (HRO), Information Technology (ITO), Enterprise Content Management (ECM), and finance and accounting, to support the back-office business functions of middle-market enterprises on an outsourced basis.  The company supports middle-market businesses new to the BPO market, as well as businesses that already outsource or are seeking to maximize their return-on-investment from their in-house workforce.

As a result of the transaction, the combined company is projected to have an annual revenue run rate of approximately $50 million, over 400 customers, in excess of 350 employees, and operations in the United States, Canada, Jamaica, India, and Russia.  Consistent with BPOMS’ long-term revenue strategy, a substantial portion of the combined company’s revenues will be from recurring sources and multi-year contracts.  BPOMS’ management estimates that the combination will produce significant opportunities for organic growth from the Healthaxis core business and multiple cross-selling opportunities.    It is expected that the combined company will benefit from a number of synergies that will be realized shortly following the closing of the transaction, including the elimination of redundant corporate level expenses.

Under the terms of the transaction, which is structured as a reverse merger, each share of BPOMS common stock will be exchanged for 0.3393 shares of Healthaxis common stock, while shares of BPOMS preferred stock and other BPOMS securities will be exchanged for a mix of shares of Healthaxis common stock, preferred stock and other securities based on various fixed exchange ratios.  On a fully diluted basis, BPOMS securityholders will own about 80% of the resulting publicly-held company and Healthaxis securityholders will own about 20% of the company.  Healthaxis will effect a reverse stock split in connection with the closing of the transaction, and the surviving public company’s capital structure will be significantly streamlined in comparison to that of either predecessor company.  The surviving publicly-held company will be re-named BPO Management Services, Inc.  Patrick Dolan, the current Chairman and CEO of BPOMS, will become Chairman and CEO of the merged companies and John Carradine, CEO of Healthaxis, will assume the new position of Managing Director, Healthcare Division, overseeing the Company's healthcare operations offerings.

Patrick Dolan, chief executive officer of BPOMS, said, “This transaction is a significant win for the stockholders, customers and employees of both BPOMS and Healthaxis. The combination is clearly a strategic fit for both companies and we believe it will provide quantifiable opportunities to accelerate the growth of both organizations.”

Dolan added, “The Healthaxis transaction is part of BPOMS strategy to expand into vertical markets and deliver its on-demand capabilities into one of the largest sectors of the economy where we believe our combined resources provide compelling solutions for healthcare payer organizations.”

John M. Carradine, Healthaxis CEO, who will head the new Healthcare Division of BPOMS commented, “Healthaxis is a proven leader in providing claims and benefits administration solutions and services to the healthcare industry.  By combining our operations with BPOMS, we not only improve our internal operating capability, but we also broaden our reach within the healthcare payer industry.  Additionally, we believe that BPOMS’ on-demand solutions in Human Resources (HRO), Enterprise Content Management (ECM), IT Infrastructure (ITO), and service capabilities can be extended into the healthcare industry with great success.”

Mr. Dolan continued, “We are putting in place a dedicated BPOMS sales force that will aggressively sell Healthaxis products and services to our mid-market target customers with annual sales of $500 million to $3 billion.  In addition, our intention is to partner with leading integrators, who are seeking on-demand solutions for a proven healthcare claims and benefit administrative platform. Simultaneously, we are actively evaluating other technologies and platforms that we could offer to these same integrators to further expand our indirect sales channels, diversify our services and differentiate BPOMS within this emerging industry.  The combination of BPOMS' on-demand HRO, tier 1 infrastructure, ECM solutions, and sales model, coupled with Healthaxis' robust products and services will create an end-to-end on-demand platform with the capability to serve large healthcare payers in addition to the middle market and TPA's. We are excited for the opportunity to target a larger portion of the $100 billion annual industry for healthcare claims processing and benefits administration.”

The transaction is expected to close during the fourth quarter and is subject to the approval of the stockholders of both BPOMS and Healthaxis, the completion of certain regulatory processes and other customary conditions.

About BPO Management Services, Inc.
BPO Management Services (BPOMS) is a business process outsourcing (BPO) service provider that offers a diversified range of on-demand services, including human resources, information technology, enterprise content management, and finance and accounting, to support the back-office business functions of middle-market enterprises on an outsourced basis. BPOMS supports middle-market businesses new to the BPO market, established businesses that already outsource, and businesses seeking to maximize return-on-investment from their in-house workforce. For more information, please visit http://www.bpoms.com

About Healthaxis Inc.
Healthaxis (NASDAQ: HAXS) is an innovative provider of healthcare payer solutions. By combining technology and services Healthaxis can deliver value to payers and their customers. The company offers fully integrated business process outsourcing and claims administration systems that incorporate advanced technology solutions. Healthaxis' technology is time tested, scalable and offered on an ASP basis. With its Best Shore capability, Healthaxis can offer competitive, high quality BPO services in four locations – Dallas, Texas; Castle Dale, Utah; Montego Bay, Jamaica and Jaipur, India. The Smart Front End® enables payers the ultimate flexibility in network re-pricing and delivering to their legacy system a fully edited, clean, pre-priced claim to ensure the highest levels of auto adjudication. Healthaxis’ claims administration systems solutions provide an end to end cost competitive solution for all sizes of payers: enrollment, data capture, administration, claims, customer service, print distribution and web services. For information on Healthaxis products and services, call (800) 519-0679 or visit the website at www.healthaxis.com.

Forward-Looking Statements
This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements.  The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and exceptions discussed.  For instance, although BPOMS and Healthaxis have signed an agreement to merge, there is no assurance that they will complete the proposed merger.  The merger agreement will terminate if the companies do not receive necessary approvals from BPOMS’ stockholders and Healthaxis’ stockholders or if either BPOMS or Healthaxis fails to satisfy other conditions to closing.  Other risks and uncertainties to which the companies are subject are discussed in the companies’ respective reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risk Factors” and elsewhere, including, without limitation, in BPOMS’ Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Forms 10-QSB and 10-Q, and in Healthaxis’ Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.  Copies of BPOMS’ and Healthaxis’ filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov.  One or more of these factors have affected, and could affect BPOMS’ and Healthaxis’ business and financial results in future periods, and could cause actual results related to the merger transaction and thereafter to differ materially from plans and projections.  Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.  Forward-looking statements speak only as of the date of the documents in which they are made.  These risks, uncertainties and factors are not exclusive, and BPOMS and Healthaxis undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Additional Information and Where to Find It
In connection with the proposed merger transaction, each of BPOMS and Healthaxis will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission.  Investors and security holders of BPOMS are urged to read the BPOMS proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information.  Investors and security holders of Healthaxis are urged to read the Healthaxis proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information.  BPOMS investors and security holders may obtain free copies of the BPOMS proxy statement and other documents when they become available by contacting BPOMS Investor Relations through the BPOMS website at www.bpoms.com, or by mail at BPOMS Investor Relations, 1290 N. Hancock Street, Suite 200, Anaheim, CA 92807, or by telephone at (714) 974-2670.  Healthaxis investors and security holders may obtain free copies of the Healthaxis proxy statement and other documents when they become available by contacting Healthaxis Investor Relations through the Healthaxis website at www.healthaxis.com, or by mail at Healthaxis Investor Relations, 7301 State Highway 161, Suite 300, Irving, TX 75039, Attn:  Ron Herbert, or by telephone at (972) 443-5000.  In addition, documents filed with the SEC by either BPOMS or Healthaxis are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

BPOMS, Healthaxis and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger transaction.  Information concerning the special interests of these directors, executive officers and other members of management and employees in the proposed merger transaction will be included in the proxy statements of BPOMS and Healthaxis described above.  Information regarding BPOMS’ directors and executive officers is also available in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, and information regarding Healthaxis’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.  These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at each of BPOMS and Healthaxis as described above.

Rule 135c Notice
The Healthaxis securities to be issued as consideration in the proposed merger transaction (the “Merger Securities”)  will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  The Merger Securities will not be considered “restricted securities” for purposes of Rule 144 promulgated under the Securities Act of 1933.

BPO Management Services Contacts:

Investor contact:
Hayden Communications
Brett Maas, 646-536-7331
brett@haydenir.com

Media contact:
Richard Stern
Stern & Co.
212-888-0044
richstern@sternco.com

Alison Simard
Stern & Co.
323-650-7117
arsimard@sternco.com

Company Contact:
BPO Management Services, Inc.
Patrick Dolan, Chairman & CEO
patrick.dolan@bpoms.com

Healthaxis Contact:
Ron Herbert, Chief Financial Officer
972-443-5000
rherbert@healthaxis.com